UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2011 (September 20, 2011)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9317	04-6558834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices)  (Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 20, 2011, CommonWealth REIT, or we, our or us, entered into a series of 13 agreements, or the Purchase Agreements, for the sale of 13 suburban properties for sale prices aggregating $167 million, payable in cash.  The properties to be sold include approximately 1.3 million square feet in the aggregate, are located in eight states and currently are 95% occupied on a combined basis.

The sales under the individual Purchase Agreements are expected to be completed before year end 2011.  The sales are subject to various closing conditions and contingencies typical of large commercial real estate transactions.  As a result, some or all of these sales may be delayed or may not occur.

The descriptions of the Purchase Agreements are qualified in their entirety by reference to the Purchase Agreements, which are filed as Exhibits 10.1 to 10.13 to this Current Report and incorporated herein by reference.

The 13 properties are to be purchased by, and the other party to the Purchase Agreements is, Senior Housing Properties Trust, or SNH.  SNH was a 100% owned subsidiary of ours until SNH’s common shares were spun off to our shareholders in 1999.  As a result of agreements entered into by us, SNH and others in connection with the spin off and subsequently, SNH acquired a right of first refusal to purchase from us and our subsidiaries certain properties (approximately 4.6 million square feet) leased by us principally to tenants in medical related businesses,  including certain of the properties that are subject to the Purchase Agreements.  Upon the conclusion of the sales under the individual Purchase Agreements, substantially all of the properties subject to SNH’s right of first refusal will have been purchased by SNH, and we and SNH have agreed to terminate the existing right of first refusal.

Reit Management & Research LLC, or RMR, provides management services to both us and SNH. One of our Managing Trustees, Barry M. Portnoy, is Chairman and majority beneficial owner of RMR.  Adam D. Portnoy, our other Managing Trustee, is Mr. Barry Portnoy’s son, and he beneficially owns the remainder of RMR and is a director, President and Chief Executive Officer of RMR.  Messrs. Barry Portnoy and Adam Portnoy also serve as Managing Trustees of SNH, and Frederick N. Zeytoonjian serves as an Independent Trustee of us and of SNH.  Each of our and SNH’s executive officers are also officers of RMR.  Our Independent Trustees also serve as directors or trustees of other public companies to which RMR provides management services; Mr. Barry Portnoy serves as a managing director or trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of some of those companies.  SNH also owns 250,000 of our common shares.  The terms of the sales of the 13 properties were negotiated by special committees of each of our and SNH’s Boards of Trustees composed solely of independent trustees who are not also trustees of the other party, and we and SNH were represented by separate counsel.  Also, the sale prices for the properties to be sold were established by reference to an appraisal by a nationally recognized real estate appraisal firm.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including SNH.  All of our Trustees and all of the trustees and directors of the other publicly held AIC shareholders currently serve on the board of directors of AIC.  In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer.  That program was modified and extended in 2011.

For more information about the relationships among us, our Trustees and executive officers, RMR, SNH, AIC and other companies to which RMR provides management services, and about the risks which may arise from these relationships, please refer to our filings with the Securities and Exchange Commission, or the SEC, including our Annual Report on Form 10-K filed for the year ended December 31, 2010, or our Annual Report (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions”), our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011, or our Quarterly Report (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions”) and our Proxy Statement dated February 25, 2011 relating to our 2011 Annual Shareholders Meeting, or our Proxy Statement (including the information regarding our Trustees and executive officers and the section captioned “Related Person Transactions and Company Review of Such Transactions”).  Our filings with the SEC, including our Annual Report, our Quarterly Report and our Proxy Statement, are available at the SEC’s website: www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME THAT ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                                          THIS CURRENT REPORT STATES THAT WE HAVE AGREED TO SELL 13 SUBURBAN PROPERTIES FOR $167 MILLION AND THAT THESE SALES ARE EXPECTED TO BE COMPLETED BEFORE YEAR END 2011.  OUR OBLIGATIONS TO COMPLETE THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS TYPICAL OF LARGE, COMMERCIAL REAL ESTATE TRANSACTIONS.  IN THE EVENT THESE CONDITIONS ARE NOT SATISFIED, SOME OF THESE SALES MAY BE DELAYED OR MAY NOT OCCUR.

•                                          THIS CURRENT REPORT STATES THAT THE SALE PRICES TO BE PAID BY SNH WERE ESTABLISHED BY REFERENCE TO AN APPRAISAL REPORT AND THAT THE SALES TERMS WERE NEGOTIATED BY SPECIAL COMMITTEES OF INDEPENDENT TRUSTEES OF EACH OF US AND SNH REPRESENTED BY SEPARATE COUNSEL.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE SALE PRICES AND OTHER TERMS OF THESE TRANSACTIONS ARE AS FAVORABLE TO US AS THOSE IN FULLY MARKETED ARM’S LENGTH TRANSACTIONS.  WE AND SNH ARE BOTH MANAGED BY RMR AND HAVE COMMON TRUSTEES AND OTHER RELATIONSHIPS.  ACCORDINGLY, WE AND SNH MAY BE CONSIDERED TO BE RELATED PARTIES AND THERE CAN BE NO ASSURANCE THAT THE SALE PRICES AND OTHER TERMS OF THE TRANSACTIONS ARE THE SAME OR AS FAVORABLE TO US AS WOULD HAVE BEEN OBTAINED IN FULLY MARKETED ARM’S LENGTH TRANSACTIONS BETWEEN UNRELATED PARTIES.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR ANNUAL REPORT, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS.  OUR FILINGS WITH THE SEC ARE AVAILABLE AT THE SEC WEBSITE, WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 8.01.  Other Events.

On September 21, 2011, we issued a press release announcing that we had entered the Purchase Agreements, which Purchase Agreements are further described in Item 1.01 of this Current Report.  A copy of that press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)                   Exhibits.

10.1

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 3043 Walton Road, Plymouth Meeting, PA).

10.2

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 2200 County Road C West, Roseville, MN).

10.3

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 200 Old County Road, Mineola, NY).

10.4

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 5823 Wildwaters Parkway, Dewitt, NY).

10.5

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Mid-West LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1615 Lakeside Drive, Waukegan, IL).

10.6

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Mid-West LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 1675 Lakeside Drive, Waukegan, IL).

10.7

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 47900 Bayside Parkway, Fremont, CA).

10.8

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 47211/47215 Lakeview Boulevard, Freemont, CA).

10.9

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 7909 Parklane Road, Columbia, SC).

10.10

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 47201 Lakeview Boulevard, Freemont, CA).

10.11

Purchase and Sale Agreement, dated as of September 20, 2011, between CW Nom LLC, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 5370 Naiman Parkway, Solon, OH).

10.12

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 11209-11211 N. Tatum Boulevard, Phoenix, AZ).

10.13

Purchase and Sale Agreement, dated as of September 20, 2011, between Hub Properties Trust, as Seller, and Senior Housing Properties Trust, as Purchaser (with respect to the property located at 475 Virginia Drive, Ft Washington, PA).

99.1	Press Release, dated September 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer
Date:	September 23, 2011